                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

|___|      Preliminary Proxy Statement
|___| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|___|      Definitive Proxy Statement
|_X_|      Definitive Additional Materials
|___|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                  RomTech, Inc.
       ..................................................................
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
       ..................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|_X_|      No fee required.
|___| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:
         .......................................................................

         2)      Aggregate number of securities to which transaction applies:

         .......................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         .......................................................................

         4)      Proposed maximum aggregate value of transaction:

         .......................................................................

         5)      Total fee paid:

         .......................................................................
|___|    Fee paid previously with preliminary materials.
|___| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         .......................................................................


         2)       Form, Schedule or Registration Statement No.:
         .......................................................................


         3)       Filing Party:
         .......................................................................


         4)       Date Filed:
         .......................................................................

                                      LOGO

                                ROMTECH, INC.
                       2000 CABOT BOULEVARD, SUITE 110
                           LANGHORNE, PA 19047-1833

                               November 4, 1996

Dear Shareholder:


   You are cordially invited to attend the 1996 Annual Meeting of Shareholders of RomTech, Inc. (the "Company") which will be held at 2:00 p.m. (Philadelphia time) on December 18, 1996 at the office of the Company located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.


   Your participation in the Company's affairs is important. To assure your representation at the meeting, whether or not you expect to be present, please date and sign the enclosed proxy card and return it as soon as possible in the envelope provided. Also, please indicate on the proxy card whether you plan to attend the meeting.

   Your copy of the Company's 1996 Annual Report also is enclosed. We appreciate your interest in the Company. Thank you for your attention to this important matter.


Sincerely,


JOSEPH A. FALSETTI
Chairman of the Board and
Chief Executive Officer

----------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). THANK YOU.
----------------------------------------------------------------------------

                                ROMTECH, INC.
                       2000 CABOT BOULEVARD, SUITE 110
                           LANGHORNE, PA 19047-1833
                                (215) 750-6606

                  ------------------------------------------
                   Notice of Annual Meeting of Shareholders
                              December 18, 1996
                  ------------------------------------------

To Our Shareholders:


   The 1996 Annual Meeting of Shareholders of RomTech, Inc. (the "Company") will be held at 2:00 p.m. (Philadelphia time) on December 18, 1996, at the office of the Company located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania, for the following purposes:


   1. To elect directors;

   2. To amend the Company's 1995 Stock Option Plan;

   3. To vote on ratification of the appointment of KPMG Peat Marwick as the Company's auditors for the fiscal year ending June 30, 1997; and

   4. To act upon such other business as may properly come before the meeting.

   The Board of Directors has fixed October 25, 1996 as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to receive notice of the meeting and to vote at the meeting.

   You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to date and sign the enclosed proxy card and promptly return it in the envelope provided (which requires no postage if mailed in the United States).


By Order of the Board of Directors,


JOYCE FALSETTI
Secretary


November 4, 1996

--------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). THANK YOU.
--------------------------------------------------------------------------

                                ROMTECH, INC.
                       2000 CABOT BOULEVARD, SUITE 110
                           LANGHORNE, PA 19047-1833

                                    ------
                               PROXY STATEMENT
                                    ------


   This proxy statement and the accompanying proxy card are being furnished to the shareholders of RomTech, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the 1996 Annual Meeting of Shareholders (the "Meeting") to be held at the office of the Company located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania on December 18, 1996 at 2:00 p.m. (Philadelphia time), or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to shareholders on or about November 4, 1996.


VOTE REQUIRED AND PROXY INFORMATION

   Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the Company's nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

   A proxy statement given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company, at or before the meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Joyce Falsetti, Secretary, RomTech, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania 19047-1833.


   The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

   Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the shareholders. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.


   The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

VOTING SECURITIES

   At the close of business on October 25, 1996, the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting, the Company's outstanding voting securities consisted of 6,234,043 shares of Common Stock. Holders of Common Stock are entitled to one vote per share. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) each of the Company's directors; (iii) each of the Company's executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

                                                      Number of Shares
                                                        Beneficially      Percent of Class
Name of Beneficial Owner (1)                             Owned (2)       Beneficially Owned
 --------------------------------------------------   ----------------   ------------------
John E. Baer (3)  .................................        520,000               8.3
Joseph A. Falsetti (4)  ...........................        720,000              11.5
Gerald W. Klein (5)  ..............................         22,500                  *
Lance Woeltjen  ...................................        771,296              12.4
 2945 McMillan Avenue, Suite 128
 San Luis Obispo, CA 93405
John Paul Kirwin, III (6)  ........................      1,235,902              19.8
 Odyssey Capital Group, L.P.
 950 West Valley Road, Suite 2902
 Wayne, PA 19087
Thomas D. Parente (7)  ............................          --                  --
 133 Union Mill Terrace
 Mt. Laurel, NJ 08054
Clint H. Woeltjen  ................................        408,137               6.0
 2945 McMillan Avenue, Suite 128
 San Luis Obispo, CA 93405
Odyssey Capital Group, L.P. (8)  ..................      1,235,902              19.8
 950 West Valley Road, Suite 2902
 Wayne, PA 19087
John J. Brown (9)  ................................        941,000              14.8
 1217 Foxglove Lane
 West Chester, PA 19380
All officers and directors as a group (7 persons)        3,269,698              51.0


------
*Less than 1%.
(1) Unless otherwise indicated, the address of each named holder is c/o RomTech, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, PA 19047.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within sixty days of the date of the information in the table are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 7,500 shares of Common Stock subject to options which are immediately exercisable at $2.00 per share and 7,500 shares of Common Stock subject to options held by Mr. Baer's wife.

(4) Includes 7,500 shares of Common Stock subject to options which are immediately exercisable at $2.00 per share and 7,500 shares of Common Stock subject to options held by Mr. Falsetti's wife.

(5) Includes 22,500 shares of Common Stock subject to options at $2.00 per share which are immediately exercisable. Excludes 5,000 shares of Common Stock subject to options at $5.25 per share which are not currently exercisable and 100,000 shares of Common Stock subject to options at $5.00 per share which are not currently exercisable.


(6) The shares listed are owned by Odyssey Capital Group, L.P. ("Odyssey"). Mr. Kirwin is the President of the general partner of Odyssey. Excludes 303,030 shares of Common Stock issuable upon the conversion of the shares of the Company's Preferred Stock, held by Odyssey, which Preferred Stock cannot be converted until October 18, 1997. Excludes 10,000 shares of Common Stock subject to options at $3.00 per share which are not currently exercisable and 5,000 shares of Common Stock subject to options at $5.25 per share which are not currently exercisable.


(7) Excludes 10,000 shares of Common Stock subject to options at $3.00 per share which are not currently exercisable and 5,000 shares of Common Stock subject to options at $5.25 per share which are not currently exercisable.


(8) Includes warrants to purchase 214,328 shares of Common Stock at $.50 per share at any time on or before May 1, 2000. Voting and investment power of the shares of Common Stock held by Odyssey Capital Group. L.P. ("Odyssey") are controlled by John P. Kirwin, III, Bruce E. Terker and Kirk B. Griswold, the principals of Odyssey. See footnote (6) above. Excludes 303,030 shares of Common Stock issuable upon the conversion of the shares of the Company's Preferred Stock, held by Odyssey, which Preferred Stock cannot be converted until October 18, 1997.


(9) Includes 145,000 shares of Common Stock subject to options which are immediately exercisable at $.50 per share.

                                 PROPOSAL ONE
                            ELECTION OF DIRECTORS

   Five directors are to be elected at the 1996 Annual Meeting to serve for one-year terms until the 1997 Annual Meeting and until their respective successors are elected and qualified. The Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "for" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

   The following information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.

                                                                                                Director
             Name                Age                        Title                                Since
 ----------------------------   -----   ----------------------------------------------         ----------
                                                               Nominees
Joseph A. Falsetti(1)  ......    40    Chairman of the Board, Chief Executive Officer and         1994
                                       Director
Gerald W. Klein  ............    48    Vice President, Chief Financial Officer and Director       1994
Lance Woeltjen  .............    52    Chief Technological Officer, General Manager,              1996
                                       President of Virtual Reality Laboratories, and
                                       Director
Thomas D. Parente(1)(2)  ....    49    Director                                                   1995
John Paul Kirwin, III(1)(2)..    39    Director                                                   1995


------
(1) Member of Compensation Committee
(2) Member of Audit Committee

   The principal occupation of each of the nominees for director of the Company is set forth below.

   Joseph A. Falsetti has been the Chairman and Chief Executive Officer of the Company since February 1994 and served as Vice President - Business Development from January 1993 to February 1994. Mr. Falsetti served as the Director of Desktop Systems for Unisys Corporation from 1989 to 1990 and from 1982 through 1989 held various senior management positions in engineering, marketing and business development for Unisys' Micro and Personal Computer divisions.


   Lance Woeltjen became Chief Technological Officer, General Manager and Director in April 1996. From April 1989 to April 1996, Mr. Woeltjen was President and co-founder of Virtual Reality Laboratories, Inc. (VRLI). Prior to founding VRLI, Mr. Woeltjen served as President and Chief Financial Officer of Cherokee Data Systems, Inc., a high technology start-up company. Previous to that Mr. Woeltjen served as President and Chief Financial Officer of Milburn Stirling, Inc., also a high technology start-up company. Mr. Woeltjen has also served as Chief Financial Officer of Cryolab, Inc., a 25 year-old manufacturer of high technology products.


   Thomas D. Parente joined the Company as a Director in June 1995. Mr. Parente is currently self-employed as a financial consultant to businesses. From April 1988 until April 1995, he was a Vice President and the Chief Financial Officer of Suvar Corporation, a manufacturer of specialty chemicals for the printing and coatings markets. From June 1970 until April 1988, Mr. Parente was employed by KPMG Peat Marwick LLP (formerly Main Hurdman) and was a partner with that firm from April 1979 until April 1988. Mr. Parente is a certified public accountant.

   Gerald W. Klein joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. From 1979 to 1991, Mr. Klein was employed by Checkpoint Systems, Inc., a provider of security and access control systems to retailers, commercial businesses, and libraries and was President and Chief Operating Officer of that company from April 1986 to July 1991. Mr. Klein is a certified public accountant.

   John Paul Kirwin, III has been a Director of the Company since June 1995. Mr. Kirwin has been a principal since August 1989 in Odyssey Capital Group, L.P., a private investment fund located in Wayne, Pennsylvania and a principal stockholder in the Company. As of January 1996, Mr. Kirwin became an employee of Odyssey Capital Group, L.P. From June 1983 to January 1996, Mr. Kirwin was employed by McCausland, Keen & Buckman, a Radnor, Pennsylvania business law firm and had been a principal in that firm since January 1986. Mr. Kirwin now serves as of counsel to McCausland, Keen & Buckman.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


   The Board of Directors met five times during fiscal 1996. During fiscal 1996, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which he served.


   The Board of Directors of the Company has standing Audit and Compensation Committees.

   The Audit Committee has the authority and duty to recommend to the Board of Directors the auditors to be engaged as the Company's independent public accountants and to review the results and scope of the audit and other services provided by the Company's independent accountants and to take such other action as it deems appropriate to ensure the appropriate safeguarding of the Company's assets and appropriate accounting of its assets and liabilities. The members of the Audit Committee are Messrs. Parente and Kirwin. This committee met two times during fiscal 1996.

   The Compensation Committee has all powers of and the authority to exercise all duties of the Board of Directors, to the extent delegated by the Board, in matters relating to administration of stock option plans of the Company and other equity based compensation. The members of the Compensation Committee are Chairman Falsetti, and Messrs. Parente, and Kirwin. This committee met one time during fiscal 1996.

   Effective August 20, 1996, the Board of Directors no longer has a Nominating Committee.

COMPENSATION OF DIRECTORS

   The non-employee members of the Board of Directors receive $500 per meeting attended. No other directors receive cash or other compensation for services on the Board of Directors or any committee thereof. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth the cash compensation of the Company's chief executive officer for the last three completed fiscal years ended June 30, 1996. The compensation described in the table does not include the cost to the Company of benefits furnished to the chief executive officer, including premiums for health insurance and other benefits provided to such individual that are extended in connection with the conduct of the Company's business. No other executive officer made $100,000 or more during the fiscal year ended June 30, 1996.

                                                                              Long-Term
                                                                            Compensation
                                                                     --------------------------
                      Annual Compensation (1)                                  Awards
 ------------------------------------------------------------------  --------------------------
                                                                      Restricted
                                                                         Stock        Options/      All Other
                                              Salary       Bonus       Awards(s)        SARs       Compensation
  Name and Principal Position       Year       ($)          ($)           ($)           (#)            ($)
 -------------------------------   ------   ----------    ---------   ------------   ----------   --------------
Joseph A. Falsetti                  1996     $107,000     $20,000         --             --             --
Chairman of the Board and Chief     1995     $ 84,500          --         --             --             --
Executive Officer                   1994     $ 63,700          --         --             --             --


------
(1) Pursuant to Securities and Exchange Commission rules, perquisites equal to the lesser of either $50,000 or 10% of salary and bonus are excluded from the table above.

OPTIONS GRANTED

   There were no options granted to Mr. Falsetti, the chief executive officer of the Company, during fiscal 1996.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

   During fiscal 1996, Mr. Falsetti exercised no options. As of June 30, 1996, Mr. Falsetti held unexercised options to purchase up to 7,500 shares of Common Stock at $2.00 per share. Based upon the last sale price on June 28, 1996, the value of Mr. Falsetti's options are $15,000.

LONG-TERM INCENTIVE PLANS

   There were no long-term incentive awards given to Mr. Falsetti during fiscal 1996.

EMPLOYMENT AGREEMENTS

   The Company has entered into three year employment contracts with Messrs. Falsetti, L. Woeltjen and Baer providing for annual base salaries of $95,000, $87,000 and $80,000, respectively. The Company has also entered into a three-year employment contract with Ms. S. Woeltjen providing for an annual base salary of $57,600. Each employment agreement provides that the employee is eligible to receive options under the Company's 1995 Stock Option Plan and cash bonuses based upon the financial performance of the Company and the employee's contribution to that performance. Each employment agreement contains confidentially and non-competition provisions.

CERTAIN TRANSACTIONS


   On April 5, 1996, the Company acquired Virtual Reality Laboratories, Inc. ("VRLI"), a California corporation, in a transaction structured as a merger of VRLI with a newly formed subsidiary of the Company ("RomTech subsidiary"), with the RomTech subsidiary as the surviving corporation. In connection with the acquisition, the Company issued 771,296 shares and 408,137 shares of its Common Stock, in exchange for all of the equity interests of VRLI held by Lance and Susan Woeltjen and Clint Woeltjen, respectively, which equity interest included Common Stock, stock options, convertible subordinated debt and a $100,000 promissory note to Lance Woeltjen. In connection with the acquisition of VRLI, the Company assumed a $350,000 note to Heller First Capital Corporation. This note bears interest at the prime rate plus 2.75% and matures on March 25, 2003. This note is guaranteed by Lance Woeltjen, Susan Woeltjen, Clint Woeltjen and the Small Business Administration.

   In April of 1995, Odyssey Capital Group, L.P. ("Odyssey") invested $200,000 in the Company as part of a $300,000 bridge financing to provide capital to RomTech pending the completion of an initial public offering. Odyssey loaned $200,000 to the Company under a 12% promissory note (the "Promissory Note"). The Promissory Note was paid on October 25, 1996. In connection with the issuance of the Promissory Note, Odyssey received 80,241 shares of Common Stock. Odyssey also acquired, at a purchase price of $100,000, a warrant to acquire 220,662 shares of Common Stock at any time on or before May 1, 2000 at an exercise price of $.45 per share. The warrant grants unlimited piggyback registration rights to Odyssey with respect to the underlying Common Stock, subject to the standard underwriters cutback and provided that the rights do not apply to RomTech's initial public offering or registration statements relating to acquisitions by RomTech and employee benefit plans.

   During the years 1990 through 1995, John J. Brown made subordinated loans to Applied Optical Media Company ("AOMC") of approximately $400,000 and received Common Stock of AOMC and promissory notes in exchange therefore. On October 18, 1995, the Company merged with AOMC, thereby assuming AOMC's indebtedness to John J. Brown. As of June 30, 1995, the Company owed John J. Brown $140,000.


                                 PROPOSAL TWO
                     AMENDMENT OF 1995 STOCK OPTION PLAN


   On April 28, 1995 the Company adopted the 1995 Stock Option Plan (the "1995 Option Plan") which provided for the issuance of up to 150,000 options granted to employees. On June 30, 1995 the Company amended the 1995 Option Plan to, among other things, increase the number of options subject to grant thereunder from 150,000 to 350,000. On August 20, 1996, the Board of Directors approved an amendment to the 1995 Option Plan to increase the number of shares issuable pursuant to options granted thereunder up to a total of 950,000. In addition, the Board of Directors amended the 1995 Option Plan to provide that the 1995 Option Plan will be administered by the Board of Directors of the Company. The Board of Directors is submitting for shareholder approval the amendment to the 1995 Option Plan.


   The general provisions of the 1995 Option Plan are described below:

   Eligibility

   Employees, officers, directors and independent contractors of particular merit are eligible to receive options under the 1995 Plan.

   Types of Options

   The 1995 Option Plan authorizes: (i) the granting of incentive stock options ("Incentive Options") to purchase Common Stock, and (ii) the granting of nonqualified stock options ("Nonqualified Options") to purchase Common Stock. Unless the context otherwise requires, the term "Option" includes both Incentive Options and Nonqualified Options.

   Administration

   The 1995 Option Plan will be administered by the Board of Directors of the Company, although the Board of Directors reserves the right to delegate such administration to a Committee of the Board comprised of such

Directors as the Board of Directors may determine. The Board of Directors in its sole discretion shall determine the eligible persons to be awarded Options, the number or shares subject thereto and the exercise price thereof, subject to certain limitations. In addition, the determinations and the interpretation and construction of any provision of the 1995 Option Plan by the Board of Directors shall be final and conclusive.

   Common Stock Subject to the Option Plan

   If the proposed amendment is approved by the shareholders, a total of 950,000 shares of Common Stock (subject to adjustment as discussed below) will be issuable upon exercise of Options granted under the 1995 Option Plan. As of the date hereof Options to purchase 306,793 shares of Common Stock have been granted under the 1995 Option Plan.

   Granting of Options

   The Board of Directors grants Options from time to time in its discretion. Accordingly, it is impossible at this time to indicate the number, names or positions of eligible persons who will receive Options or the number of shares for which Options will be granted to any eligible persons under the Option Plan.

   The 1995 Option Plan also provides for automatic grants of Options to non-employee directors of the Company. Each non-employee director receives an initial grant of Options for 10,000 shares of Common Stock and will receive Options for 5,000 shares of Common Stock on January 1 of each year such person is a director.

   Exercise Price of Options

   Options may not be granted with an exercise price per share that is less than the fair market value of a share of Common Stock on the date of grant. The options granted to non-employee directors will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant.

   Payment of Exercise Price

   The exercise price of an Option may be paid in cash, by certified or cashier's check, money order, personal check, the delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by the use of the cashless exercise features of the 1995 Option Plan; provided, however, that such person shall have owned such stock to be surrendered for six months prior to tendering such stock for the exercise of an Option.

   Special Provisions for Incentive Options

   The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Option on the date of the grant and such Incentive Option expires not later than five years from the date of grant. Awards of Nonqualified Options are not subject to these special limitations.

   Nontransferability of Options

   No Incentive Option granted under the 1995 Option Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The Board of Directors may grant Nonqualified Options that are transferable without consideration to immediate family members; provided, however, that during the lifetime of an optionee, his Option is exercisable only by him or his guardian or legal representative.

   Exercisability of Options

   The Board of Directors, in its sole discretion, may set the vesting period of Options granted under the 1995 Option Plan. The Board of Directors also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of an Option may be exercised. The 1995 Option Plan provides that, upon the occurrence of certain changes in control, mergers or sales of substantially all of the assets of the Company, each Option shall immediately become exercisable in full.

   Expiration of Options

   The expiration date of an Option will be determined by the Board of Directors at the time of the grant, but in no event will an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

   If an optionee's employment is terminated for cause, all rights of such optionee under the 1995 Option Plan shall cease and the Options granted to such optionee shall immediately terminate for all purposes. The 1995 Option Plan further provides that in most instances an Option may be exercised by the optionee only within 30 days after the termination of an optionee's employment with the Company (for any reason other than termination for cause, mental or physical disability or death), if and to the extent such Option was exercisable on the date of such termination. If the optionee is a director and is not otherwise employed by the Company, his Option may be exercised only within 30 days of the date he ceases to be a director. The termination provisions of Options granted to optionees who are independent contractors shall be determined at the discretion of the Board of Directors. Generally, if an optionee's termination of employment is due to mental or physical disability, the optionee will have the right to exercise the Option (to the extent otherwise exercisable on the date of termination) for a period of one year from the date on which the optionee suffers the mental or physical disability. If an optionee dies while employed by the Company, the Option may be exercised (to the extent otherwise exercisable on the date of death) within one year of the date of the optionee's death by the optionee's legal representative or heirs.

   Expiration of the 1995 Option Plan

   The 1995 Option Plan will expire on July 1, 2005, and any Option outstanding on such date will remain outstanding until it has either expired or has been fully exercised.

   Adjustments

   The 1995 Option Plan provides for adjustments to the number of shares for which Options may be granted, to the number of shares subject to outstanding Options and to the exercise price of such outstanding Options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split, combination or exchange of shares of Common Stock.


   Certain Corporate Transactions


   In the event of certain transactions involving the Company, all outstanding Options, including Options that have not vested, become immediately exercisable subject to certain limitations. Such transactions include: (i) any transaction (including a series of transactions occurring within 60 days or occurring pursuant to a plan) resulting in the shareholders of the Company immediately before such transaction ceasing to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, liquidation or any other form of corporate transaction; (ii) a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; or (iii) a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company. Subject to certain restrictions, if so provided in an option agreement granting an Option pursuant to the 1995 Option Plan, the Board of Directors in its sole discretion may give a written cancellation notice, effective upon the date of the consummation of any of the transactions described above, and cancel all or any portion of such Option that remains unexercised on such date.

   Amendments

   The Board may amend, suspend or terminate the 1995 Option Plan subject to shareholder approval in certain instances. The Board of Directors may amend any Option, provided that such action may not, without the consent of the optionee, impair the rights of an optionee under an outstanding Option. The Board of Directors may not amend the 1995 Option Plan without shareholder approval to increase the number of shares of Common Stock reserved for issuance, to change the class of employees eligible to participate in the 1995 Option Plan, to permit the granting of Options with more than a 10-year term or to extend the termination date of the Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1995 OPTION PLAN.

                                PROPOSAL THREE
                 RATIFICATION OF THE APPOINTMENT OF AUDITORS

   The Board of Directors has renewed the Company's arrangement for KPMG Peat Marwick to be its auditors for the fiscal year ending June 30, 1997, subject to the ratification of the appointment by the Company's shareholders. A representative of KPMG Peat Marwick is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK.

                            SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be presented at the Company's 1997 Annual Meeting must be submitted by July 8, 1997 to receive consideration for inclusion in the Company's 1997 proxy materials.


                     COMPLIANCE WITH SECTION 16(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission reports about their beneficial ownership of the Company's Common Stock. All such persons are required by the Commission to furnish the Company with copies of all reports that they file.

   Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1996, the Company believes that none of its officers, directors or ten percent stockholders failed to file on a timely basis any Section 16(a) reports.


                                OTHER MATTERS

   The Company currently knows of no other business that will be presented for consideration at the 1996 Annual Meeting. Nevertheless, the enclosed proxy confers discretionary authority to vote with respect to those matters described in Rule 14a-4(c) under the Exchange Act, including matters that the Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented at the meeting. If any such matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.

EVERY PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO THE SECRETARY AT THE COMPANY'S CORPORATE OFFICES.

By order of the Board of Directors,

JOYCE FALSETTI
Secretary

                               REVOCABLE PROXY
                                ROMTECH, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                              DECEMBER 18, 1996

   The undersigned hereby appoints Joseph A. Falsetti and Gerald W. Klein, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of RomTech, Inc. ("the Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's office located at 2000 Cabot Boulevard, Suite 110, Langhorne, PA on December 18, 1996 at 2:00 p.m. and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary)
                         / / FOR      / / VOTE WITHHELD

INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name below.
    JOSEPH A. FALSETTI           GERALD W. KLEIN           LANCE WOELTJEN
    THOMAS D. PARENTE            JOHN PAUL KIRWIN III

II. The approval of the amendment to the 1995 Stock Option Plan.
                      / / FOR     / / AGAINST     / / ABSTAIN
III. The ratification of the appointment of KPMG Peat Marwick as auditors for the Company.
                      / / FOR     / / AGAINST     / / ABSTAIN
  In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEE LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.


                                  (Continued and to be SIGNED on Reverse Side)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

   The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.


                                        Date:___________________________ , 1996
                                             (Please date this Proxy)
                                        _______________________________________
                                        Signature of Shareholder
                                        _______________________________________
                                        Signature of Shareholder

                                        Please sign exactly as your name(s)
                                        appear(s) to the left. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title. If shares are held jointly,
                                        each holder should sign.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                              POSTAGE-PAID ENVELOPE